Exhibit 1


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                             _____________________



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                       Date of Report:   March 25, 1998



                            INGERSOLL-RAND COMPANY

                            200 Chestnut Ridge Road
                       Woodcliff Lake, New Jersey  07675
                                (201) 573-0123




         New Jersey                    1-985                  13-5156640

   ________________________________________________________________________

  (State of Incorporation)     (Commission File No.)         (IRS Id. No.)




                            Exhibit Index on Page 4

Item 5.  Other Events

         This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Ingersoll-Rand Company ("IR") for the purpose of filing the Underwriting Agreement, dated as of March 17, 1998, among IR, Ingersoll-Rand Financing I and the underwriter named therein.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits                                .

The following exhibits are filed herewith:

1. Underwriting Agreement, dated as of March 17, 1997, among Ingersoll-Rand Company, Ingersoll-Rand Financing I and the underwriter named therein.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           INGERSOLL-RAND COMPANY



Date:    March 25, 1998                    By: /s/ Ronald G. Heller
                                               __________________________

                                               Assistant General Counsel
                                               and Secretary

                                 EXHIBIT INDEX



Exhibit
Number                           Description                         Page
--------                         -----------                         ----


1. Underwriting Agreement, dated as of March 17, 1998, among Ingersoll-Rand Company, Ingersoll-Rand Financing I and the underwriter named therein.